Other Long-Term Assets	12 Months Ended
Dec. 31, 2023
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Other Long-Term Assets
2 5 .	Other Long-Term Assets
The composition of other long-term assets is shown below:

		December 31	December 31

(in thousands)	Note	2023	2022

Intangible assets		$1,886	$2,270

Debt issue costs - Revolving Facility	1 7 .1	5,496	5,757

Refundable deposit - 777 PMPA		8,717	8,073

Subscription Rights		4,510	-

Other		5,861	3,691

Total other long-term assets		$26,470	$19,791
Subscription Rights
The subscription rights were converted to common shares during the first quarter of 2024 and will be reclassified to Long-Term Equity Investments.
Refundable Deposit – 777 PMPA
On August 8, 2012, the Company entered into a PMPA with Hudbay in respect to the 777 mine (Note 13). Under the terms of the 777 PMPA, should the market value of gold and silver delivered to Wheaton through the initial 40 year term of the contract, net of the per ounce cash payment, be lower than the initial $455 million upfront consideration, the Company is entitled to a refund of the difference (the “Refundable Deposit”) at the conclusion of the 40 year term. On June 22, 2022, Hudbay announced that mining activities at the 777 mine have concluded after the reserves were depleted and closure activities have commenced. The balance of the Refundable Deposit is $78 million.
At December 31, 2022, the Company derecognized the 777 PMPA and recognized a long-term receivable, with interest to be accreted on a quarterly basis until maturity which is August 8, 2052. The Company estimated that a credit facility with similar terms and conditions would have an interest rate of 8%, resulting in the Refundable Deposit having a fair value of $8 million at December 31, 2022, resulting in a $2 million impairment on the 777 PMPA.